UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2006

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

This Form 8-K/A is an amendment to the Current Report on Form 8-K that we filed on September 18, 2006 to report under Items 1.01, 2.01, 2.03, 5.01, 5.02, 5.03, 8.01 and 9.01 the completion of the business combination described therein on September 12, 2006 and certain consequences thereof. We are filing this amendment to provide the (i) historical audited and unaudited financial information and (ii) unaudited pro forma financial information that we are required to file under Item 9.01 of Form 8-K in connection with the completion of that transaction.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of Infinity Pharmaceuticals, Inc. (now known as Infinity Discovery, Inc.) as of December 31, 2003, 2004 and 2005, including the report of its independent registered public accounting firm, Ernst & Young LLP, were previously filed on August 7, 2006 at pages F-49 through F-80 to the Registration Statement on Form S-4 (File No. 333-134438), are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of Infinity Pharmaceuticals, Inc. (now known as Infinity Discovery, Inc.) as of and for the six months ended June 30, 2006 and 2005 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

The business combination is treated as a reverse acquisition of assets and a recapitalization for accounting purposes. Therefore, Infinity Discovery, Inc. is deemed to be the acquiring company for accounting purposes and the financial statements of that entity have become our financial statements pursuant to generally accepted accounting principles.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination on our (i) unaudited statements of operations for the six months ended June 30, 2006 and the year ended December 31, 2005 and (ii) unaudited balance sheet as of June 30, 2006, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: October 26, 2006	By:	/s/ Steven H. Holtzman
Steven H. Holtzman Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to Infinity Pharmaceuticals, Inc. (now known as Infinity Discovery, Inc.). Filed herewith.

99.1	The audited financial statements of Infinity Pharmaceuticals, Inc. (now known as Infinity Discovery, Inc.) as of December 31, 2003, 2004 and 2005, including the report of its independent registered public accounting firm, Ernst & Young LLP, were previously filed on August 7, 2006 at pages F-49 through F-80 to the Registration Statement on Form S-4 (File No. 333-134438), and are incorporated herein by reference.

99.2	Unaudited condensed financial statements of Infinity Pharmaceuticals, Inc. (now known as Infinity Discovery, Inc.) as of June 30, 2006 and for the six months ended June 30, 2006 and 2005. Filed herewith.

99.3	Unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination on the Registrant’s (i) unaudited statements of operations for the six months ended June 30, 2006 and the year ended December 31, 2005 and (ii) unaudited balance sheet as of June 30, 2006. Filed herewith.